United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
           Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 15, 2007
                                (Date of Report)

                       Industrial Electric Services, Inc.
             (Exact name of registrant as specified in its charter)

         Florida                   333-129355                    20-3505071
(State of incorporation)    (Commission File Number)           (IRS Employer
                                                             Identification No.)

Shennan Zhong Road, P.O. Box 031-072, Shenzhen City, P.R. China         518000
           (Address of principal executive offices)                   (Zip Code)

                                  212-561 3604
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 1.01 Entry into a Material Definitive Agreement.

      A.    Merger Agreement

      On March 15, 2007, the Registrant and its wholly-owned subsidiary, INEL Merger Sub, Inc. ("SUB"), entered into an agreement and plan of merger with China Organic Agriculture Limited ("COA"), Huizhi Xiao, Luxesource International Investment Limited, JK Friedman Capital Limited, Shenzhen Hua Yin Guaranty & Investment Company Limited, China US Bridge Capital Limited, Simple (Hong Kong) Investment and Management Company Limited, and First Capital Limited (the "Merger Agreement"). A copy of the Merger Agreement is being filed as Exhibit
10.1 to this Current Report.

      The transaction described in the Merger Agreement is referred to in this Current Report as the "Merger Transaction." A summary of the Merger Transaction, as well as the material terms and conditions of the Merger Agreement, are set forth below, but such summary is qualified in its entirety by the terms and condition of the Merger Agreement, which are incorporated herein by reference.

            1. The Parties to the Merger Agreement

      COA is a corporation formed under the laws of the British Virgin Island and a holding company that owned all of the issued and outstanding stock of Jilin Songyuan City ErMaPao Green Rice Limited ("ErMaPao"). Additional information about COA and ErMaPao, including audited financial statements as of December 31, 2006 and 2005 are contained elsewhere in this Current Report.

      Prior to the completion of the Merger Transaction, Huizhi Xiao, Luxesource International Investment Limited, JK Friedman Capital Limited, Shenzhen Hua Yin Guaranty & Investment Company Limited, China US Bridge Capital Limited, Simple (Hong Kong) Investment and Management Company Limited, and First Capital Limited were the shareholders of COA (the "COA Shareholders"). In addition, Huizhi Xiao is the sole director of COA.

            2. The Merger Transaction

      Pursuant to the Merger Agreement, COA merged with and into SUB, with COA as the survivor of the merger. As a result of the Merger Transaction, COA became a wholly owned subsidiary of the Registrant, which, in turn, made the Registrant the indirect owner of the Chinese operating company, ErMaPao.

            3. The Merger Consideration

      Pursuant to the terms of the Merger Agreement, in exchange for their shares in COA, the COA Shareholders will receive stock consideration consisting of 27,448,776 newly issued shares of the Registrant's common stock, to be divided proportionally among the COA Shareholders in accordance with their respective ownership interests in COA.

            4. The Merger Agreement

      The closing of the Merger Agreement occurred on March 15, 2007. The Merger Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the merger consideration, the process of exchanging the consideration and the effect of the merger. The Merger Agreement contains reciprocal indemnification provisions that provide for indemnification in the event of a breach of a representation or warranty. The indemnification provisions survive the closing of the Merger Transaction for 18 months.

            5. Material Relationships

      Apart from the aforementioned relationships, there were no material relationships between the Registrant or its affiliates and any of the parties to the Merger Agreement, other than in respect of the Merger Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

      On March 15, 2007, the Registrant completed the Merger Transaction and acquired COA from the COA Shareholders and thereby indirectly acquired the Chinese operating company ErMaPao. Further information about the Merger Agreement and the Merger Transaction is provided above under Item 1.01 of this Current Report.

      In exchange for transferring COA to the Registrant, the COA Shareholders received stock consideration consisting of 27,448,776 newly issued shares of the Registrant's common stock, which were divided proportionally among the COA Shareholders in accordance with their respective ownership interests in COA. Further information about the merger consideration is provided above under Item
1.01 of this Current Report.

      There were no material relationships between the Registrant or its affiliates and any of the parties to the Merger Agreement, other than in respect of the Merger Agreement.

      The Registrant was a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately before the completion of the Merger Transaction. Accordingly, pursuant to the requirements of Item 2.01(a)(f) of Form 8-K, set forth below is the information that would be required if the Registrant were filing a general form for registration of securities on Form 10-SB under the Exchange Act, for the Registrant's common stock, which is the only class of its securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the Merger Transaction.

      A.    Description of Business

      ErMaPao is organized under the laws of China. ErMaPao, located in Unit - Jilin Province Songyuan City ErMaPao Green Rice Limited, East Ping Feng Xiang Zheng Fu, Qian Guo District, Songyuan City, Jilin Province, P.R. China. ErMaPao is engaged in the business of rice production and processing. ErMaPao currently has 59 full-time employees.

      ErMaPao is a leading agricultural processing enterprise in Jilin Province, and the company's agricultural production is one of the few that has been appraised by the Ministry of Agriculture of China. The company owns 300 miu (approximately 20 hectares) of land for plantation of Organic Rice, and 30,000 miu (approximately 2000 hectares) of land for plantation of Green Rice. The company's office building is approximately 400 square meters and is also owned by the ErMaPao. ErMaPao's products are distributed to Beijing, Shanghai, Nanjin, HangZhou and other major cities in China.

      The company's "ErMaPao" brand Green Rice and Organic Rice are certified as the AA grade by China's Organic Food Development Center and have passed the inspection of the China Organic Foods Certification Group in 2003. During May of 2006, the products also received authentication from the European Union Organic Foods Group. At the 2004 Beijing International Agriculture Exposition, ErMaPao's products were awarded the gold medal. The name "ErMaPao" is a registered trademark of the company beginning from May 28th 2002 to May 27th 2010, a usage period of 10 years. ErMaPao is the first and only enterprise to have organic farming as well as obtaining AA grade for the agricultural products in the province of Jilin, China.

      B.    Plan of Operation

      Forward Looking Statements

      The information in this discussion contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve risks and uncertainties, including statements regarding the Registrant's capital needs, business strategy and expectations. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may", "will", "should", "expect", "plan", "intend", "anticipate", "believe", estimate", "predict", "potential" or "continue", the negative of such terms or other comparable terminology. Actual events or results may differ materially from the forward looking statements contained herein. The Registrant disclaims any obligation to publicly update these statements, or disclose any difference between its actual results and those reflected in these statements.

      The Registrant became a holding company and has no significant business operations or assets other than its interest in ErMaPao, its accounting predecessor company. ErMaPao is engaged in the business of rice production and processing in Jilin Province, China.

      The Registrant's short to mid-term strategic plan is to focus on Chinese domestic market expansion. The Registrant's long-term strategic goal is to expand its market to overseas countries.

      The Registrant may issue additional shares of its capital stock to raise additional cash for working capital during the next twelve months. The Registrant has not decided on the amount of cash needed for working capital at this point. Working capital will be used for expanding the Chinese domestic market by establishing more sales points or owned chain stores in eastern China, hiring more sales persons, and expanding current distribution channels.

      C.    Description of Property

      ErMaPao's headquarters is located in China at Unit - Jilin Province Songyuan City ErMaPao Green Rice Limited, East Ping Feng Xiang Zheng Fu, Qian Guo District, Songyuan City, Jilin Province, P.R. China. The company owns 300 miu (approximately 20 hectares) of land for plantation of Organic Rice, and 30,000 miu (approximately 2000 hectares) of land for plantation of Green Rice. The headquarters building is approximately 400 square meters and is also owned by ErMaPao. ErMaPao's other assets include cash and cash equivalents, account receivables, and inventories. As a result of the Merger, the corporate office of the Registrant will be relocated to Unit - Jilin Province Songyuan City ErMaPao Green Rice Limited, East Ping Feng Xiang Zheng Fu, Qian Guo District, Songyuan City, Jilin Province, P.R. China, which is the current physical location of ErMaPao.

      D. Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the ownership of our common stock as of March 15, 2007 (after giving effect to the issuance of 27,448,776 shares of the Registrant's common stock pursuant to the Merger Agreement) by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, our directors, and our executive officers and directors as a group.

--------------------------------------------------------------------------------
Shareholders                                     # of Shares          Percentage
--------------------------------------------------------------------------------
Xia Wu                                           15,000,000              29.1
--------------------------------------------------------------------------------
Huizhi Xiao                                      10,114,873              19.6
--------------------------------------------------------------------------------
Luxesource International                          6,175,975              12.0
Limited
--------------------------------------------------------------------------------
First Capital Limited                             2,744,878               5.3
--------------------------------------------------------------------------------
Simple (Hong Kong)                                2,882,121               5.6
Investment &
Management Company
Limited
--------------------------------------------------------------------------------
China US Bridge Capital                           2,744,878               5.3
Limited
--------------------------------------------------------------------------------
All directors and named executive                15,000,000              29.1
officers as a group [1 person]
--------------------------------------------------------------------------------

      This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned.

      Change in Control Arrangements

      There are currently no arrangements that would result in a change in control of the Registrant.

      E.    Directors and Executive Officers, Promoters and Control Persons

      Xia Wu

Xia Wu, currently the sole officer and director of the Company, has the following business experience: Since 2001, Xia Wu has been the Manager of the Shipping Department at Shenzhen City Jin Xing Company. From 1997 to 2001, Ms. Wu was the Manager of Shipping Department in Guangzhou City Bai Yun Qu Zue Yue Fashion Company Limited. Ms. Wu is a graduate from Hua Nan Agriculture University.

      F.    Executive & Director Compensation

The following table sets forth summary information concerning the compensation received for services rendered to us during the fiscal years ended December 31, 2006 and 2005 by our Chief Executive Officer.

                                                                       Annual Compensation
                                                  --------------------------------------------------------------
Name & Principal Position             Year        Salary ($)         Bonus ($)       Restricted Stock Awards (2)
----------------------------------------------------------------------------------------------------------------
Edward Lynch                          2005            0                  0                      0
CEO, President, and Director          2006            0                  0                      0

The compensation discussed herein addresses all compensation awarded to, earned by, or paid to our named executive officer.

Mr. Lynch did not receive any compensation during 2005 and 2006 because we were not in a financial position to pay him. However, as our business grows, we anticipate that our Chief Executive Officer will receive compensation. We have no agreement as to when this will be and what amounts will be paid.

We have no employment agreements with Ms. Wu, our new Chief Executive Officer..

Board Compensation

Members of our Board of Directors do not receive compensation for their services as Directors.

      G.    Certain Relationships and Related Transactions

      Except as otherwise disclosed herein or incorporated herein by reference, there have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any director or executive officer of the Registrant, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

      H.    Description of Securities

      Each share of common stock is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the Board of Directors may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Registrant does not have any other classes of issued and outstanding capital stock.

      I. Market Price of and Dividends on the Registrant's Common Equity and Related Stockholder Matters

      The Registrant's common stock is traded on the OTCBB under the symbol "INEL.OB." Upon issuance of 27,448,776 shares of the Registrant's common stock pursuant to the Merger Agreement there will be 51,548,776 shares of common stock outstanding. As of March 14, 2007, the closing price for the Registrant's common stock was $1.45 per share. There is currently minimal trading in the Registrant's common stock. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

      As of the close of business on March 14, 2007, there were approximately 23 holders of record of the Registrant's common stock.

      The Registrant has no plans to declare cash dividends on its common stock in the future and has not declared any thus far during fiscal year 2006 or during the last two completed fiscal years. There are no restrictions that limit the ability of the Registrant to declare cash dividends on its common stock and the Registrant does not believe that there are any that are likely to do so in the future.

      J.    Legal Proceedings

      Neither the Registrant nor its property is a party to any pending legal proceeding.

      K.    Changes in and Disagreements with Accountants

      None.

      L.    Recent Sales of Unregistered Securities

      None.

      M.    Indemnification of Directors and Officers

      The Registrant will indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of the State of Florida.

Item 5.01 Changes in Control of Registrant.

      Immediately prior to the completion of the Merger Transaction, Xia Wu controlled the Registrant by virtue of her holdings in the Registrant's common stock. Ms. Wu now holds approximately 29% of the outstanding shares of the Registrant's common stock and will continue to have significant influence over the affairs of the Registrant.

      For information about the Merger Transaction, please see the information set forth above under Item 1.01 and Item 2.01 of this Current Report, which information is incorporated hereunder by this reference.

Item 5.06 Change in Shell Company Status.

      The Registrant was a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) immediately before the Merger Transaction. As a result of the Merger Transaction, the Registrant has acquired subsidiaries that possess operating businesses. Consequently, the Registrant believes that the Merger Transaction has caused it to cease to be a shell company. For information about the Merger Transaction, please see the information set forth above under Item 1.01 and Item 2.01 of this Current Report, which information is incorporated hereunder by this reference.

Item 9.01 Financial Statements and Exhibits.

      (a) Financial Statements of Businesses Acquired.

      The following financial statements are hereby included as part of this Current Report.

            China Organic Agriculture Limited

                  China Organic Agriculture Limited Financial Statements as of December 31, 2006 and 2005

      (b) Pro Forma Financial Information.

      The following financial statements are hereby included as part of this Current Report.

                  Pro Forma Balance Sheet as of December 31, 2006

                  Pro Forma Statement of Operations for the twelve months ended December 31, 2006

      (c) Exhibits.

            10.1 Agreement and Plan of Merger, dated as of March 15, 2007, among the Registrant, INEL Merger Sub, Inc. ("SUB"), China Organic Agriculture Limited ("COA"), Huizhi Xiao, Luxesource International Investment Limited, JK Friedman Capital Limited, Shenzhen Hua Yin Guaranty & Investment Company Limited, China US Bridge Capital Limited, Simple (Hong Kong) Investment and Management Company Limited, and First Capital Limited.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2007                          INDUSTRIAL ELECTRIC SERVICES, INC.


                                              /s/ Xia Wu
                                              ----------------------------------
                                              Xia Wu
                                              President &
                                              Chief Executive Officer

                         CHINA ORGANIC AGRICULTURE, LTD

                        CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 2006 AND 2005

                                TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm                        3

Consolidated Balance Sheets                                                    4

Consolidated Statements of Income                                              5

Consolidated Statements of Cash Flows                                          6

Consolidated Statements of Stockholders Equity                                 7

Notes to  Consolidated Financial Statements                               8 - 17

MORGENSTERN, SVOBODA, & BAER, CPA's, P.C.

CERTIFIED PUBLIC ACCOUNTANTS
40 Exchange Place, Suite 1820
New York, NY 10005
TEL: (212) 925-9490
FAX: (212) 226-9134
E-MAIL: MSBCPAS@GMAIL.COM

Board of Directors and Stockholders of
China Organic Agriculture, Ltd

We have audited the accompanying consolidated balance sheet of China Organic Agriculture, Ltd ("Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, comprehensive income, consolidated statements of stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of China Organic Agriculture, Ltd as of December 31, 2006 and 2005, and the results of their operations and their cash flows for the periods then ended, in conformity with generally accepted accounting principles in the United States of America.

Morgenstern, Svoboda & Baer, CPAs, P.C.
Certified Public Accountants

New York, NY
February 23, 2007

                         CHINA ORGANIC AGRICULTURE, LTD
                           CONSOLIDATED BALANCE SHEET
                           DECEMBER 31, 2006 AND 2005

                                   ASSETS                       2006          2005
                                                                ----          ----
Current Assets
Cash and cash equivalents                                    $  316,061    $  626,578
Accounts receivable, net                                        801,719       594,113
Inventory                                                       436,395       741,833
Other receivables                                                 3,284         8,649
                                                             ----------    ----------
Total Current Assets                                          1,557,459     1,971,173

Property & equipment, net                                       721,728       753,992

Other assets
Intangibles, net                                              3,444,220     3,580,259

                                                             ----------    ----------
Total Assets                                                 $5,723,407    $6,305,424
                                                             ==========    ==========

                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable and accrued expenses                        $1,070,218    $1,551,779
Taxes payable                                                    51,649       158,564
                                                             ----------    ----------
Total Current Liabilities                                     1,121,867     1,710,343
                                                             ----------    ----------

Stockholders' Equity

Common stock,  par value, "nil"                                 733,304       733,304
Statutory reserves                                              824,168       481,110
Other comprehensive income                                       65,137        60,610
Retained earnings                                             2,978,931     3,320,057
                                                             ==========    ==========
Total Stockholders' Equity                                    4,601,540     4,595,081
                                                             ==========    ==========
Total Liabilities and Stockholders' Equity                   $5,723,407    $6,305,424
                                                             ==========    ==========

   The accompanying notes are an integral part of these financial statements.

                         CHINA ORGANIC AGRICULTURE, LTD
                        CONSOLIDATED STATEMENTS OF INCOME
                 FOR THE YEARS ENDING DECEMBER 31, 2006 AND 2005

                                                        2006            2005
                                                        ----            ----

Sales, net                                          $ 9,002,345     $ 6,601,698

Cost of sales                                         5,210,575       3,896,487
                                                    -----------     -----------
Gross profit                                          3,791,770       2,705,211

Selling, general and administrative expenses            364,500         232,872
                                                    -----------     -----------
Income from operations                                3,427,270       2,472,339
                                                    -----------     -----------

Other (Income) Expense
Interest (income)expense                                 (3,827)         (3,366)
                                                    -----------     -----------

Income before income taxes                            3,431,097       2,475,705

Provision for income taxes                                   --              --
                                                    -----------     -----------
Net income                                          $ 3,431,097     $ 2,475,705
                                                    ===========     ===========

   The accompanying notes are an integral part of these financial statements.

                         CHINA ORGANIC AGRICULTURE, LTD
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                     2006            2005
                                                                     ----            ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                      $ 3,431,097     $ 2,475,705
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization                                       196,751          84,244
Loss of fixed assets retirements                                      4,042
(Increase) / decrease in assets:
Accounts receivables                                               (207,606)        (93,605)
Inventory                                                           305,438        (145,558)
Other current assets                                                  5,365          (4,288)
Increase / (decrease) in current liabilities:
Accounts payable and accrued expenses                              (481,561)      1,401,675
Taxes payable                                                      (106,915)        104,996
                                                                -----------     -----------

Net cash provided by operating activities                         3,146,611       3,823,169
                                                                ===========     ===========

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of intangible asset                                                     (3,613,293)

Purchase of property & equipment                                    (32,490)       (620,130)
                                                                -----------     -----------
Net cash provided by Investing activities                           (32,490)     (4,233,423)
                                                                ===========     ===========
CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions, net                                               --         543,662
Dividend                                                         (3,429,165)
                                                                -----------     -----------
Net cash (used in) provided by financing activities              (3,429,165)        543,662
                                                                -----------     -----------
Effect of exchange rate changes on cash and cash equivalents          4,527          59,921

Net change in cash and cash equivalents                            (310,517)        193,329
Cash and cash equivalents, beginning balance                        626,578         433,249
Cash and cash equivalents, ending balance                       $   316,061     $   626,578
                                                                ===========     ===========
SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for:
Income tax payments                                             $        --     $        --
                                                                ===========     ===========
Interest payments                                               $        --     $        --
                                                                ===========     ===========

   The accompanying notes are an integral part of these financial statements.

                         CHINA ORGANIC AGRICULTURE, LTD
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                  FOR THE YEAR ENDED DECEMBER 31, 2006 AND 2005

                                                                                    Other       Retained Earnings       Total
                                               Common Stock      Statutory       Comprehensive    (Accumulated      Stockholders'
                                                   Amount         Reserves          Income           Deficit)       Equity/Deficit
                                              -------------    -------------     -------------  -----------------   --------------
Balance January 1, 2005                       $      84,859    $     214,537     $         689    $   1,215,708     $   1,515,793

Amend Registered Capital                            648,445         (104,783)                                             543,662

Transfer to statutory reserve                                        371,356                           (371,356)              -0-

Foreign currency translation adjustments                                                59,921                             59,921

Net income for the period ended 12/31/2005                                                            2,475,705         2,475,705
                                              -------------    -------------     -------------    -------------     -------------

Balance December 31, 2005                           733,304          481,110            60,610        3,320,057         4,595,081
                                              =============    =============     =============    =============     =============

Foreign currency translation adjustments                                                 4,527                              4,527

Net income for the year ended 12/31/2006                                                              3,431,097         3,431,097

Dividend                                                                                             (3,429,165)       (3,429,165)
                                              =============    =============     =============    =============     =============

Transferred to statutory reserve                                     343,058                           (343,058)               --
                                              =============    =============     =============    =============     =============

Balance December 31, 2006                     $     733,304    $     824,168     $      65,137    $   2,978,931     $   4,601,540
                                              =============    =============     =============    =============     =============

   The accompanying notes are an integral part of these financial statements.

                         CHINA ORGANIC AGRICULTURE, LTD
                          NOTE TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 1 - ORGANIZATION

China Organic Agriculture, Ltd (COA) was incorporated on August 10, 2006 under the laws of the British Virgin Islands. Jilin Songyuan City ErMaPao Green Rice Ltd (ErMaPao), was established in 2002 under the laws of The Peoples' Republic of China. COA owns 100% of ErMaPao. The Company is engaged in the business of rice production and processing.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company's functional currency is the Chinese Renminbi; however the accompanying consolidated financial statements have been translated and presented in United States Dollars.

Translation Adjustment

As of December 31, 2006 and 2005, the accounts of China Organic Agriculture, Ltd were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars
(USD) in accordance with Statement of Financial Accounts Standards (SFAS) No. 52, Foreign Currency Translation with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, Reporting Comprehensive Income as a component of shareholders equity. Transaction gains and losses are reflected in the income statement.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

                         CHINA ORGANIC AGRICULTURE, LTD
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Advertising Costs

The company Expenses advertising Costs as incurred, for the years ending December 31, 2006 and 2005, advertising costs were 6,298 and 6,896, respectively.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Terms of the sales vary. Reserves are recorded primarily on a specific identification basis. There are no doubtful accounts as of December 31, 2006 or 2005.

                         CHINA ORGANIC AGRICULTURE, LTD
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Inventories

Inventories are valued at the lower of cost (determined on a weighted average basis) or market. The Management compares the cost of inventories with the market value and allowance is made for writing down their inventories to market value, if lower. As of December 31, 2006 and 2005 inventory consisted of finished goods valued at $45,645 and $513,598 respectively. Raw material inventories as of December 31, 2006 and 2005 are valued at $390,750 and $228,235, respectively.

Property, Plant & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

          Machinery & Equipment                           5-10 years
          Real Property                                   20   years
          Transportation equipment                        5    years

As of December 31, 2006 and 2005 Property, Plant & Equipment consist of the following:

                                                  2006             2005
                                                  ----             ----

      Machinery & Equipment                    $ 240,203          240,203

      Real Property                              579,988          584,879
      Transportation Equipment                    48,575           16,085
                                               ---------        ---------
                                                 868,766          841,167
      Accumulated depreciation                  (147,038)         (87,175)
                                               ---------        ---------
                                               $ 721,728          753,992
                                               =========        =========

                         CHINA ORGANIC AGRICULTURE, LTD
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Intangible Assets

Intangible assets are amortized using the straight-line method over their estimated period of benefit, ranging from one to ten years. We evaluate the recoverability of intangible assets periodically and take into account events or circumstances that warrant revised estimates of useful lives or that indicate that impairment exists. All of our intangible assets are subject to amortization. No impairments of intangible assets have been identified during any of the periods presented. In October 2005 the company purchased land rights which expire in 2032.

The components of finite-lived intangible assets are as follows:

December 31, 2006           $ 3,613,293
                            ===========

The estimated future amortization expense related to intangible asset as of December 31, 2006 is as follows:

                           2007                    $  136,887
                           2008                       136,887
                           2009                       136,887
                           2010                       136,887
                           2011                       136,887
                     Thereafter                    $2,759,785

Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations for a Disposal of a Segment of a Business. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of December 31, 2006 there were no significant impairments of its long-lived assets.

Fair Value of Financial Instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

                         CHINA ORGANIC AGRICULTURE, LTD
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Stock-Based Compensation

In October 1995, the FASB issued SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, Accounting for stock issued to employees (APB 25) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company uses the intrinsic value method prescribed by APB 25 and has opted for the disclosure provisions of SFAS No.123.

Income Taxes

The Company utilizes SFAS No. 109, Accounting for Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Basic and Diluted Earnings per Share

Earnings per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), Earnings per share. SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

                         CHINA ORGANIC AGRICULTURE, LTD
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Statement of Cash Flows

In accordance with SFAS No. 95, Statement of Cash Flows, cash flows from the Company's operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Segment Reporting

Statement of Financial Accounting Standards No. 131 (SFAS 131), Disclosure about Segments of an Enterprise and Related Information requires use of the management approach model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

Recent accounting pronouncements

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods' financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006.

                         CHINA ORGANIC AGRICULTURE, LTD
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its consolidated financial position or results of operations.

In June 2005, the FASB Staff issued FASB Staff Position 150-5 (FSP 150-5), Issuers Accounting under FASB Statement No. 150 for Freestanding Warrants and Other Similar Instruments on Shares that are Redeemable. FSP 150-5 addresses whether freestanding warrants and other similar instruments on shares that are redeemable, either puttable or mandatorily redeemable, would be subject to the requirements of FASB Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity, regardless of the timing or the redemption feature or the redemption price. The FSP is effective after June 30, 2005.

On February 16, 2006 the Financial Accounting Standards Board (FASB) issued SFAS 155, "Accounting for Certain Hybrid Instruments," which amends SFAS 133, "Accounting for Derivative Instruments and Hedging Activities," and SFAS 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies and amends certain other provisions of SFAS 133 and SFAS 140. This statement is effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

In March 2006, the FASB issued FASB Statement No. 156, Accounting for Servicing of Financial Assets - an amendment to FASB Statement No. 140. Statement 156 requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a service contract under certain situations. The new standard is effective for fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

In September, 2006, FASB issued SFAS 157 'Fair Value Measurements'. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statements applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

                         CHINA ORGANIC AGRICULTURE, LTD
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In September 2006, FASB issued SFAS 158 'Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)' This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded statues in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements :-

      a.    A brief description of the provisions of this Statement
      b.    The date that adoption is required
      c. The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008.

The Company believes that the adoption of these standards will have no material impact on its financial statements.

Note 3 - COMPENSATED ABSENCES

Regulation 45 of local labor law entitles employees to annual vacation leave after 1 year of service. In general all leave must be utilized annually, with proper notification. Any unutilized leave is cancelled.

Note 4 - INCOME TAXES

The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (EIT) is at a statutory rate of 33%, which is comprises of 30% national income tax and 3% local income tax. The Company received a notice of exemption from income taxes for 2005 and 2004.

                         CHINA ORGANIC AGRICULTURE, LTD
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 5 - COMMITTMENTS

The Company leases facilities and equipment under operating leases that terminate through 2005 and 2006. Rental expense under these agreements consisted of $1,889 and $1,835 for 2006 and 2005 respectively. The Company has the following future minimum obligations as of:

                                12/31/2006           12/31/2005
                                ----------           ----------

               2006                                      1,916
                                 ---------            --------
               Total             $      --            $  1,916
                                 =========            ========

Note 6 - STATUTORY RESERVE

In accordance with the laws and regulations of the PRC, a wholly-owned Foreign Invested Enterprises income, after the payment of the PRC income taxes, shall be allocated to the statutory surplus reserves and statutory public affair fund. Prior to January 1, 2006 the proportion of allocation for reserve was 10 percent of the profit after tax to the surplus reserve fund and additional 5-10 percent to the public affair fund. The public affair fund reserve was limited to 50 percent of the registered capital. Effect January 1, 2006 there is now only one fund requirement. The reserve is 10 percent of income after tax, not to exceed 50 percent of registered capital.

Statutory Reserve funds are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of December 31, 2006 and 2005, the Company had allocated $824,168 and $481,110 respectively to these non-distributable reserve funds.

Note 7 - OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders equity at December 31, 2006 and December 31, 2005 are as follows:

                                                                    Accumulated
                                              Foreign Currency         Other
                                                Translation        Comprehensive
                                                 Adjustment           Income
                                              ----------------     -------------

Balance at January 1, 2005                         $   689            $   689
Change for 2005                                     59,921             59,921
                                                   -------            -------
Balance at December 31, 2005                       $60,610            $60,610
Change for 2006                                      4,527              4,527
                                                   -------            -------
Balance at December 31, 2006                       $65,137            $65,137
                                                   =======            =======

                         CHINA ORGANIC AGRICULTURE, LTD
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

Note 9 - CURRENT VULNERABILITY DUE TO CERTAIN RISK FACTORS

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Note 10 - MAJOR CUSTOMERS AND CREDIT RISK

The Company had no customers who accounted for more than 10% of revenues during the years ended 2006 or 2005. No customers accounted for more than 10% of the company's accounts receivable at December 31, 2006 or 2005.

Industrial Electric Services, Inc.
China Organic Agricuture, Ltd.
Proforma Worksheets
December 31, 2006

                                                  China Organic    Industrial Electric                Proforma          Proforma
                                                Agriculture, Ltd.    Services, Inc.      Combined    Adjustments      Balance Sheet
                                                -----------------    --------------      --------    -----------      -------------
                   ASSETS
Current Assets
Cash and cash equivalents                             316,061                 400          316,461                         316,461
Accounts receivable, net                              801,719                              801,719                         801,719
Inventory                                             436,395                              436,395                         436,395
Other receivables                                       3,284                                3,284                           3,284
                                               -----------------------------------------------------------------------------------
Total Current Assets                                1,557,459                 400        1,557,859            0          1,557,859

Property & equipment, net                             721,728                              721,728                         721,728
Other assets
Intangibles, net                                    3,444,220                            3,444,220                       3,444,220
                                               -----------------------------------------------------------------------------------

Total Assets                                        5,723,407                 400        5,723,807            0          5,723,807
                                               ===================================================================================

       LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
IMM Debt                                                                   78,255           78,255                          78,255
Accounts payable and accrued expenses               1,070,218                            1,070,218                       1,070,218
Taxes payable                                          51,649                               51,649                          51,649
                                               -----------------------------------------------------------------------------------
Total Current Liabilities                           1,121,867              78,255        1,200,122            0          1,200,122
                                               -----------------------------------------------------------------------------------

Stockholders' Equity

Common stock                                          733,304             142,641          875,945     -733,304            142,641
Contributed Capital                                                         8,100            8,100    3,712,235          3,720,335
Statutory reserves                                    824,168                              824,168                         824,168
Other comprehensive income                             65,137                               65,137                          65,137
Retained earnings (deficit)                         2,978,931            -228,596        2,750,335   -2,978,931           -228,596
                                               -----------------------------------------------------------------------------------
Total Stockholders' Equity                          4,601,540             -77,855        4,523,685            0          4,523,685
                                               -----------------------------------------------------------------------------------

Total Liabilities and Stockholders' Equity          5,723,407                 400        5,723,807            0          5,723,807
                                               ===================================================================================

                                                 China Organic     Industrial Electric                  Proforma        Proforma
                                               Agriculture, Ltd.      Services, Inc.     Combined     Adjustments   Income Statement
                                               -----------------      --------------     --------     -----------   ----------------
Revenues                                            9,002,345             105,156        9,107,501                       9,107,501

Cost of sales                                       5,210,575              79,773        5,290,348                       5,290,348
                                               -----------------------------------------------------------------------------------
Gross profit                                        3,791,770              25,383        3,817,153            0          3,817,153

Selling, general and administrative expenses          364,500             102,681          467,181                         467,181
                                               -----------------------------------------------------------------------------------
Income from operations                              3,427,270             -77,298        3,349,972            0          3,349,972

Other (Income) Expense
Interest (income)expense                               -3,827               5,482            1,655                           1,655
                                               -----------------------------------------------------------------------------------
Income before income taxes                          3,431,097             -82,780        3,348,317            0          3,348,317

Provision for income taxes                                 --
                                               -----------------------------------------------------------------------------------
Net income                                          3,431,097             -82,780        3,348,317            0          3,348,317
                                               ===================================================================================

Industrial Electric Services, Inc.
China Organic Agricuture, Ltd.
Proforma adjustments
December 31, 2006
-----------------

Common Stock                                          733,304
Retained Earnings                                   2,978,931
   Paid In Capital                                                     3,712,235
to eliminate equity